Subsequent events	9 Months Ended
Sep. 30, 2022
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent events

Subsequent to September 30, 2022, the Company purchased merchant portfolios of $16,202 and continues to repurchase loan notes.

On November 10, 2022, the Company announced that it intends to hold a special meeting of shareholders on December 8, 2022, to seek approval for a 1-for-12 reverse stock split of the Company’s common shares and a corresponding decrease in the total number of authorized shares. If approved by shareholders, the reverse split is expected to be completed prior to year-end.